UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2021

New Fortress Energy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38790	83-1482060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 W. 19th Street, 8th Floor
New York, New York	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 268-7400
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	NFE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐          Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 — Entry into Material Definitive Agreements

Hygo Merger Agreement

On January 13, 2021, New Fortress Energy Inc., a Delaware corporation ("NFE"), Hygo Energy Transition Ltd., a Bermuda exempted company (“Hygo”), GLNG, Stonepeak Infrastructure Fund II Cayman (G) Ltd. (“Stonepeak”), and Lobos Acquisition Ltd., a Bermuda exempted company and an indirect, wholly-owned subsidiary of NFE (“Hygo Merger Sub”), entered into an Agreement and Plan of Merger (the “Hygo Merger Agreement” and together with the GMLP Merger Agreement, the “Merger Agreements”), pursuant to which Hygo Merger Sub will merge with and into Hygo (the “Hygo Merger”), with Hygo surviving the Hygo Merger as a wholly owned subsidiary of NFE (the “Surviving Company”). As of the date of the Hygo Merger Agreement, each of GLNG and Stonepeak (together, the “Hygo Shareholders”) owned 50% of the outstanding common shares, par value $1.00 per share, of Hygo (each, a “Hygo Common Share”), and Stonepeak owned all of Hygo’s outstanding redeemable preferred shares, par value $5.00 per share (each, a “Hygo Preferred Share”).

At the effective time of the Hygo Merger (the “Hygo Effective Time”), pursuant to the Hygo Merger Agreement: (i) GLNG will receive 18.6 million shares of Class A Common Stock, par value $0.01 per share, of NFE (“Common Stock”) and an aggregate of $50 million in cash and (ii) Stonepeak will receive 12.7 million shares of Common Stock and an aggregate of $530 million in cash.

The respective boards of directors of NFE, Hygo Merger Sub and Hygo have unanimously approved the Hygo Merger Agreement and the transactions contemplated thereby. Concurrently with the execution of the Hygo Merger Agreement, the Hygo Shareholders executed and delivered to NFE a written consent in their capacity as the holders of all of the outstanding Hygo Common Shares, and, solely with respect to Stonepeak, also in its capacity as the holder of all of the outstanding Hygo Preferred Shares, approving the Hygo Merger Agreement and the Hygo Merger, thereby providing all requisite approval of the Hygo Shareholders that is required to consummate the Hygo Merger.

The Hygo Merger Agreement contains customary representations and warranties by each of NFE, Hygo, and the Hygo Shareholders. NFE and Hygo have also agreed to various customary covenants and agreements, including, among others, to conduct, subject to certain exceptions, their business in the ordinary course consistent with past practice during the period between the execution of the Hygo Merger Agreement and the Hygo Effective Time.

The closing of the Hygo Merger is subject to satisfaction or waiver (if applicable) of certain conditions, including: (i) the receipt of all required regulatory approvals; (ii) the receipt of certain specified material third-party consents; (iii) the absence of any legal restraint issued by any court or governmental entity of competent jurisdiction preventing consummation of the Hygo Merger; (iv) the approval for listing on the Nasdaq Global Select Market of the Common Stock to be issued in the Hygo Merger; (v) the absence of a Material Adverse Effect or a Parent Material Adverse Effect (as such terms are defined in the Hygo Merger Agreement), as applicable; (vi) the accuracy of each party’s representations and warranties, subject in most cases to materiality or material adverse effect qualifications; (vii) material compliance with each party’s covenants; and (viii) delivery of a transition services agreement and shareholders’ agreement, each substantially in the applicable form attached as exhibits thereto.

The Hygo Merger Agreement further provides for the parties to execute, at or prior to the Hygo Effective Time, a Shareholders' Agreement providing for certain transfer restrictions and registration rights with respect to the Common Stock to be issued in the Hygo Merger (described below).

The Hygo Merger Agreement may be terminated by NFE or Hygo under certain circumstances, including, among others, by either NFE or Hygo if the closing of the Hygo Merger has not occurred on or before July 12, 2021.

The Hygo Merger Agreement is attached hereto as Exhibit 2.3 and is incorporated into this Item 1.01 by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Hygo Merger Agreement and is qualified in its entirety by the terms and conditions of the Hygo Merger Agreement. It is not intended to provide any other factual information about the parties or their respective subsidiaries and affiliates. The Hygo Merger Agreement contains representations and warranties by each of the parties to the Hygo Merger Agreement, which were made only for purposes of the Hygo Merger Agreement and as of specified dates. The representations, warranties and covenants in the Hygo Merger Agreement were made solely for the benefit of the parties to the Hygo Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Hygo Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Hygo Merger Agreement, which subsequent information may or may not be fully reflected in NFE’s or Hygo’s public disclosures.

2

GMLP Merger Agreement

On January 13, 2021, NFE entered into an Agreement and Plan of Merger (the “GMLP Merger Agreement”) with Golar LNG Partners LP, a Marshall Islands limited partnership (“GMLP”), Golar GP LLC, a Marshall Islands limited liability company and the general partner of GMLP (the “General Partner”), Lobos Acquisition LLC, a Marshall Islands limited liability company and an indirect subsidiary of NFE (“GMLP Merger Sub”), and NFE International Holdings Limited, a private limited company incorporated under the laws of England and Wales and an indirect subsidiary of NFE (“GP Buyer”), pursuant to which GMLP Merger Sub will merge with and into GMLP, with GMLP surviving the merger as an indirect subsidiary of NFE (the “GMLP Merger”).

At the effective time of the GMLP Merger (the “GMLP Effective Time”), pursuant to the GMLP Merger Agreement, each common unit representing a limited partner interest in GMLP (each, a “Common Unit”) that is issued and outstanding as of immediately prior to the GMLP Effective Time (except for Common Units that are owned immediately prior to the GMLP Effective Time by GMLP as treasury units, which will be automatically canceled and retired and shall cease to exist and no consideration shall be delivered in respect thereof) will automatically be converted into the right to receive $3.55 in cash (the “Common Unit Consideration”). At the GMLP Effective Time, each of the incentive distribution rights of GMLP will be canceled and cease to exist, and no consideration shall be delivered in respect thereof. Each 8.75% Series A Cumulative Redeemable Preferred Unit of GMLP issued and outstanding immediately prior to the GMLP Effective Time will be unaffected by the GMLP Merger and will remain outstanding, and no consideration shall be delivered in respect thereof. Each outstanding unit representing a general partner interest of the Partnership that is issued and outstanding immediately prior to the GMLP Effective Time will remain issued and outstanding immediately following the GMLP Effective Time.

At the GMLP Effective Time, each outstanding option to purchase Common Units (each, a “Partnership Option”) pursuant to any Partnership Plan (as defined in the GMLP Merger Agreement), whether or not vested, will automatically be vested, cancelled and converted into the right to receive an amount in cash equal to the product of (i) the excess, if any, of the Common Unit Consideration over the applicable exercise price per Common Unit of such Partnership Option and (ii) the number of Common Units subject to such Partnership Option. Any Partnership Option which has a per Common Unit exercise price that is greater than or equal to the Common Unit Consideration will be cancelled at the GMLP Effective Time for no consideration or payment.

At the GMLP Effective Time, each Partnership Phantom Unit (as defined in the GMLP Merger Agreement), whether or not vested, will automatically be vested, cancelled and converted into the right to receive an amount in cash equal to the product of (i) the Common Unit Consideration and (ii) the number of Common Units subject to such Partnership Phantom Unit.

Concurrently with the consummation of the GMLP Merger, GP Buyer will purchase from Golar LNG Limited, a Bermuda exempted company (“GLNG”), and GLNG will transfer to GP Buyer (the “GP Transfer,” and collectively with the GMLP Merger and the other transactions contemplated by the GMLP Merger Agreement, the “GMLP Transactions”), all of the outstanding membership interests of the General Partner pursuant to a Transfer Agreement dated as of January 13, 2021 (the “Transfer Agreement”) for a purchase price of $5,099,188, which is equivalent to $3.55 per general partner unit of GMLP. The Transfer Agreement also provides for the parties to enter into, at or prior to the GMLP Effective Time, among other things, an Omnibus Agreement relating to the provision of certain management services related to the vessels GMLP owns. The obligation of the parties to the Transfer Agreement to consummate the GP Transfer is subject to certain closing conditions, including: (1) the accuracy of the other party's representations and warranties, subject to certain materiality qualifiers; (2) performance in all material respects by the other party; (3) the delivery of certain deliverables under the Transfer Agreement by both parties; and (4) the conditions to GMLP’s or NFE’s (as applicable) obligations to close the GMLP Merger pursuant to the terms of the GMLP Merger Agreement must have been waived or satisfied.

The board of directors of GMLP (the “GMLP Board”), acting based upon the recommendation of its Conflicts Committee (the “Conflicts Committee”), unanimously (i) determined that the GMLP Merger Agreement and the GMLP Transactions are in the best interests of GMLP, including the holders of Common Units (the “Common Unitholders”), (ii) approved the GMLP Merger Agreement and the GMLP Transactions and (iii) resolved to recommend to the Common Unitholders the approval of the GMLP Merger Agreement.  The board of directors of NFE unanimously approved the GMLP Merger Agreement and the GMLP Transactions. GLNG, in its individual capacity and as sole member of the General Partner, as applicable, approved the GMLP Merger Agreement and the GMLP Transactions.

The GMLP Merger Agreement contains customary representations and warranties by the parties. NFE, GMLP Merger Sub, GMLP and the General Partner have also agreed to various customary covenants and agreements, including, among others, to conduct, subject to certain exceptions, their business in the ordinary course during the period between the execution of the GMLP Merger Agreement and the GMLP Effective Time.

The closing of the GMLP Merger is subject to satisfaction or waiver (if applicable) of certain conditions, including: (i) the approval of the GMLP Merger Agreement by the required majority of the Common Unitholders, (ii) the receipt of specified regulatory approvals; (iii) the receipt of certain specified material third-party consents; (iv) the absence of any legal restraint issued by any court or governmental entity of competent jurisdiction preventing consummation of the GMLP Merger; (v) the absence of a Material Adverse Effect or Parent Material Adverse Effect (each as defined in the GMLP Merger Agreement), as applicable; (vi) the accuracy of each party’s representations and warranties, subject in most cases to materiality or material adverse effect qualifications; (vii) material compliance with each party’s covenants; and (viii) all conditions to GLNG’s or NFE’s (as applicable) obligation to close the GP Transfer under the Transfer Agreement having been satisfied or waived.

The GMLP Merger Agreement may be terminated by NFE or GMLP (which, in the case of GMLP, must be approved by the Conflicts Committee) under certain circumstances, including, among others, by either NFE or GMLP if the closing of the GMLP Merger has not occurred on or before July 13, 2021, and further provides that, upon termination of the GMLP Merger Agreement under certain circumstances, GMLP may be required to pay NFE a termination fee equal to $9,424,849. GMLP may also be required to pay NFE for certain expenses incurred by NFE in an amount not to exceed $2,513,293 if the GMLP special meeting concludes and the required majority of the Common Unitholders do not approve the GMLP Merger Agreement.

The GMLP Merger Agreement and the Transfer Agreement are attached hereto as Exhibits 2.1 and 2.2, respectively, and are incorporated into this Item 1.01 by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the GMLP Merger Agreement and the Transfer Agreement and is qualified in its entirety by the terms and conditions of the GMLP Merger Agreement and the Transfer Agreement. It is not intended to provide any other factual information about the parties or their respective subsidiaries and affiliates. The GMLP Merger Agreement and the Transfer Agreement contain representations and warranties by each of the parties to the GMLP Merger Agreement and the Transfer Agreement, which were made only for purposes of the GMLP Merger Agreement and the Transfer Agreement and as of specified dates. The representations, warranties and covenants in the GMLP Merger Agreement and the Transfer Agreement were made solely for the benefit of the parties to the GMLP Merger Agreement and the Transfer Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the GMLP Merger Agreement and the Transfer Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the GMLP Merger Agreement and the Transfer Agreement, which subsequent information may or may not be fully reflected in NFE’s or GMLP’s public disclosures.

Support Agreement

Contemporaneously with the execution of the GMLP Merger Agreement, NFE, GMLP, GLNG and the General Partner entered into a Support Agreement (the “Support Agreement”), which provides for, among other things, GLNG’s and the General Partner’s agreement to vote all of the Common Units held by them as of such date (i) in favor of the adoption of the GMLP Merger Agreement, (ii) against any alternative proposal, and (iii) against any amendment of GMLP’s certificate of limited partnership or limited partnership agreement or other proposal that would delay, impede, frustrate, prevent or nullify the GMLP Merger or GMLP Merger Agreement or change in any manner the voting rights of any outstanding Common Units. In the event of an Adverse Recommendation Change (as defined in the GMLP Merger Agreement), the obligation of GLNG and the General Partner to vote with respect to the foregoing matters will be modified so that GLNG and the General Partner will vote (i) a number of Common Units equal to 20% of the outstanding Common Units as of the Partnership Meeting Date (as defined in the GMLP Merger Agreement) in respect of such matters and (ii) all remaining Common Units owned by them in a manner that is proportionate to the manner in which all outstanding Common Units (other than Common Units held by GLNG and the General Partner) are voted in respect of such matters. As of January 13, 2021, GLNG was the beneficial owner of approximately 30.8% of the Common Units.

The Support Agreement is attached hereto as Exhibit 10.1 and is incorporated into this Item 1.01 by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Support Agreement and is qualified in its entirety by the terms and conditions of the Support Agreement. It is not intended to provide any other factual information about the parties or their respective subsidiaries and affiliates. The Support Agreement contains representations and warranties by each of the parties to the Support Agreement, which were made only for purposes of the Support Agreement and as of specified dates. The representations, warranties and covenants in the Support Agreement were made solely for the benefit of the parties to the Support Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Support Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Support Agreement, which subsequent information may or may not be fully reflected in NFE’s or GMLP’s public disclosures.

Financing Commitments

Also in connection with entering into the each of the Hygo Merger Agreement and the GMLP Merger Agreement, on January 13, 2021, NFE obtained financing commitments from Morgan Stanley Senior Funding, Inc. and Goldman Sachs Bank USA to pay, subject to the terms and conditions set forth therein, a portion of the cash purchase price in connection with the GMLP Merger, to refinance certain debt of GMLP and its subsidiaries, and to pay related fees and expenses. The proceeds of such committed financing are expected to be made available under a senior secured bridge term loan facility in an aggregate principal amount of $1.5 billion, in the event NFE does not issue some or all of $1.5 billion of senior secured notes pursuant to Rule 144A and/or Regulation S.

Item 3.02          Unregistered Sales of Equity Securities

Pursuant to the Hygo Merger Agreement, at the Hygo Effective Time, NFE will issue an aggregate of 18,627,451 shares of Common Stock to GLNG and 12,745,098 shares of Common Stock to Stonepeak as partial consideration for the Hygo Merger.

The issuance of shares of Common Stock will be made in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, as a transaction not involving a public offering.

This description of the Hygo Merger Agreement contained in Section 1.01 of this Current Report is incorporated by reference herein.

Item 7.01          Regulation FD Disclosure

On January 13, 2021, NFE issued a press release announcing the execution of the GMLP Merger Agreement and the Hygo Merger Agreement, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in (and incorporated by reference into) this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements and information in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to future events and anticipated results of operations, business strategies, the anticipated benefits of the proposed transactions, the anticipated impact of the proposed transactions on the combined company’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transactions, the anticipated closing date for the proposed transactions and other aspects of our operations or operating results. These forward-looking statements generally can be identified by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “targets,” “potential” or “continue” or the negative of these terms or other comparable terminology. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined company or the price of NFE or GMLP stock. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the impact of public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; the effect of the announcement of the GMLP Merger and the Hygo Merger on the ability of NFE, GMLP or Hygo to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom NFE, GMLP or Hygo do business, or on NFE’s, GMLP’s or Hygo’s operating results and business generally; risks that the GMLP Merger or the Hygo Merger disrupts current plans and operations and the potential difficulties in employee retention; the outcome of any legal proceedings related to the GMLP Merger or Hygo Merger; the ability of the parties to consummate the proposed transactions on a timely basis or at all; the satisfaction of the conditions precedent to consummation of the proposed transactions, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; the ability of NFE to successfully integrate GMLP’s and Hygo’s operations; the ability of NFE to implement its plans, forecasts and other expectations with respect to NFE’s business after the completion of the proposed transactions and realize expected synergies; and business disruption following the GMLP Merger or Hygo Merger. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to NFE’s and GMLP’s respective periodic reports and other filings with the Securities and Exchange Commission (the “Commission”), including the risk factors identified in NFE’s most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K, and in GMLP’s most recent Annual Report on Form 20-F. The forward-looking statements included in this communication are made only as of the date hereof. Neither NFE nor GMLP undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Item 9.01 — Financial Statements and Exhibits

 (d)         Exhibits.

The following exhibits are filed herewith:

2.1†	Agreement and Plan of Merger, dated as of January 13, 2021, by and among NFE, GMLP Merger Sub, GP Buyer, GMLP and the General Partner.

2.2†	Transfer Agreement, dated as of January 13, 2021, by and among GP Buyer, GLNG and the General Partner.

2.3†	Agreement and Plan of Merger, dated as of January 13, 2021, by and among NFE, Hygo Merger Sub, Hygo and the Hygo Shareholders.

10.1	Support Agreement, dated as of January 13, 2021, by and among NFE, GMLP, GLNG and the General Partner.

99.1	Press Release, dated January 13, 2021, announcing entry into the Merger Agreements.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

†          Certain schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be provided to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW FORTRESS ENERGY INC.

Date: January 20, 2021	By:	/s/ Christopher S. Guinta
Name: Christopher S. Guinta
Title: Chief Financial Officer